Exhibit 99.2

IRET

INVESTORS REAL ESTATE TRUST

(866) 813-4838
ARCATA

2ND QUARTER 2017

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

October  31, 2016

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10
Capital Analysis	12

Portfolio Analysis
Net Operating Income Detail	13-16

Tenant Analysis
Multifamily Summary	17
Healthcare Leasing Summary	18-20
10 Largest Commercial Tenants - Based on Annualized Base Rent	21

Growth Analysis
Acquisitions and Development Summary	22

Definitions	23

Company Background

Second Quarter Fiscal 2017

We are a self-administered, equity real estate investment trust (REIT) focused on the acquisition, development, redevelopment and management of multifamily communities located primarily in select growth markets throughout the Midwest. Our portfolio consists of multifamily and healthcare segments.

As of October  31, 2016, we held for investment a portfolio of 130 properties consisting of 86 multifamily properties, 30 healthcare properties, and 14 other commercial properties.   As of October 31, 2016, our common shares, Series A preferred shares and Series B preferred shares were publicly traded on the New York Stock Exchange (NYSE symbols: IRET, IRETPR and IRETPRB, respectively). On December 2, 2016, we fully redeemed our Series A preferred shares, and such shares are no longer deemed outstanding.

Company Snapshot

(as of October  31, 2016)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	130
Total Units Held for Investment
(multifamily properties)	12,751
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.7 million
Common Shares Outstanding (thousands)	121,701
Limited Partnership Units Outstanding (thousands)	16,229
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	8.6%
Total Capitalization (see p.12 for detail)	$2.0 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chair
John D. Stewart	Trustee, Vice Chair, and Interim Chair of the Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee, Interim Chair of the Nominating and Governance Committee
Michael T. Dance	Trustee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Timothy P. Mihalick	Trustee, Chief Executive Officer
Jeffrey K. Woodbury	Trustee

Management

Timothy P. Mihalick	Chief Executive Officer; Trustee
Mark O. Decker, Jr.	President and Chief Investment Officer
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Andrew Martin	Executive Vice President – Asset Management
Nancy B. Andersen	Senior Vice President and Principal Accounting Officer
Joy S. Newborg	Senior Vice President, Chief Compliance Officer, Corporate Secretary and Associate General Counsel
Matthew M. Volpano	Senior Vice President – Investments

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Stephen Swett
Post Office Box 1988	701-837-7104
Minot, North Dakota 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Stock Exchange Listing: NYSE

Common Share Data (NYSE: IRET)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2016	Fiscal Year 2016
High Closing Price	$6.67	$6.63	$7.48	$8.39	$8.16
Low Closing Price	$5.67	$6.01	$5.97	$6.24	$6.51
Average Closing Price	$6.21	$6.35	$6.71	$7.35	$7.39
Closing Price at end of quarter	$6.07	$6.62	$6.02	$6.52	$8.12
Common Share Distributions—annualized	$0.52	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	8.6%	7.9%	8.6%	8.0%	6.4%
Closing common shares outstanding (thousands)	121,701	121,528	121,091	121,034	122,798
Closing limited partnership units outstanding (thousands)	16,229	16,285	16,285	13,864	13,890
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$837,235	$912,322	$827,004	$879,535	$1,109,907

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect IRET’s access to various sources of capital and cost of capital; IRET’s ability to manage its current debt levels and repay or refinance its indebtedness upon maturity or other payment dates; IRET’s ability to maintain financial covenant compliance under its debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for IRET properties that may result in lower than expected occupancy and/or rental rates; ability to acquire quality properties in IRET’s targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; IRET’s ability to attract and retain skilled personnel; cyber-intrusion; abandonment of development or redevelopment opportunities for which IRET has already incurred costs; delays in completing development, redevelopment and/or lease up of properties and increased costs; IRET’s ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in IRET’s filings with the Securities and Exchange Commission, including IRET’s Form 10-K for the fiscal year ended April 30, 2016 and subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Second Quarter Fiscal 2017

Property Cost by Segment for Properties Held for Investment

Percentage of Total Property Cost by State for Properties Held for Investment

3.1%
MT
28.2%
ND
51.4%
MN
0.3%
WI
4.2%
SD
1.8%
IA
6.9%
NE
4.1%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	10/31/2016	7/31/2016	4/30/2016	1/31/2016	10/31/2015
ASSETS
Real estate investments
Property owned	$1,665,354	$1,667,442	$1,681,471	$1,589,921	$1,552,448
Less accumulated depreciation	(321,790)	(319,087)	(312,889)	(308,876)	(296,927)
	1,343,564	1,348,355	1,368,582	1,281,045	1,255,521
Development in progress	20,921	27,454	51,681	78,341	89,843
Unimproved land	19,069	18,933	20,939	22,304	22,485
Total real estate investments	1,383,554	1,394,742	1,441,202	1,381,690	1,367,849
Assets held for sale and assets of discontinued operations	191,233	215,817	220,537	231,212	324,278
Cash and cash equivalents	68,729	54,438	66,698	47,117	55,133
Other investments	—	—	50	50	329
Receivable arising from straight-lining of rents, net of allowance	7,660	7,683	7,179	7,168	6,681
Accounts receivable, net of allowance	9,815	3,018	1,524	2,180	3,015
Real estate deposits	1,370	—	—	1,250	444
Prepaid and other assets	3,496	2,265	2,937	3,868	3,243
Intangible assets, net of accumulated amortization	842	1,172	1,858	1,590	2,132
Tax, insurance, and other escrow	4,786	4,752	5,450	7,221	6,752
Property and equipment, net of accumulated depreciation	928	977	1,011	948	897
Goodwill	1,645	1,680	1,680	1,697	1,697
Deferred charges and leasing costs, net of accumulated amortization	5,261	4,999	4,896	4,815	4,615
TOTAL ASSETS	$1,679,319	$1,691,543	$1,755,022	$1,690,806	$1,777,065

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$69,326	$76,195	$77,488	$89,110	$223,597
Accounts payable and accrued expenses	40,382	41,797	39,727	47,636	54,631
Revolving line of credit	47,500	17,500	17,500	17,500	17,500
Mortgages payable, net of loan costs	779,568	812,082	812,393	688,023	654,781
Construction debt and other	82,742	78,481	82,130	132,364	120,578
TOTAL LIABILITIES	1,019,518	1,026,055	1,029,238	974,633	1,071,087

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	8,585	7,468	7,522	7,244	7,105
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	920,759	922,698	922,084	924,658	936,893
Accumulated distributions in excess of net income	(489,356)	(482,264)	(442,000)	(434,388)	(455,508)
Total Investors Real Estate Trust shareholders’ equity	570,077	579,108	618,758	628,944	620,059
Noncontrolling interests – Operating Partnership	71,994	73,071	78,484	58,254	55,957
Noncontrolling interests – consolidated real estate entities	9,145	5,841	21,020	21,731	22,857
Total equity	651,216	658,020	718,262	708,929	698,873
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,679,319	$1,691,543	$1,755,022	$1,690,806	$1,777,065

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Six Months Ended				Three Months Ended
OPERATING RESULTS	10/31/2016		10/31/2015		10/31/2016		7/31/2016		4/30/2016		1/31/2016		10/31/2015
Real estate revenue	$100,220		$91,391		$50,609		$49,611		$48,523		$48,406		$46,346
Real estate expenses	43,207		38,255		21,573		21,634		20,524		20,321		19,951
Net operating income	57,013		53,136		29,036		27,977		27,999		28,085		26,395
Depreciation/amortization	(27,798)		(23,622)		(13,531)		(14,267)		(13,517)		(12,693)		(12,405)
Impairment of real estate investments	(54,153)		(3,158)		—		(54,153)		(2,223)		(162)		(1,873)
General and administrative expenses	(5,308)		(5,387)		(2,702)		(2,606)		(2,951)		(2,929)		(2,933)
Acquisition and investment related costs	(47)		(398)		(4)		(43)		(397)		(35)		(391)
Other expenses	(1,668)		(1,230)		(816)		(852)		(950)		(51)		(813)
Interest expense	(20,990)		(16,555)		(10,626)		(10,364)		(10,062)		(9,151)		(8,741)
Loss on extinguishment of debt	—		(106)		—		—		—		—		(106)
Interest and other income	1,682		1,272		637		1,045		600		701		665
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(51,269)		3,952		1,994		(53,263)		(1,501)		3,765		(202)
Income (loss) on sale of real estate and other investments	8,855		(175)		(103)		8,958		8,369		1,446		—
Gain on bargain purchase	—		—		—		—		3,424		—		—
(Loss) income from continuing operations	(42,414)		3,777		1,891		(44,305)		10,292		5,211		(202)
Income from discontinued operations	14,110		17,627		10,399		3,711		1,463		38,232		16,879
Net (loss) income	$(28,304)		$21,404		$12,290		$(40,594)		$11,755		$43,443		$16,677

Net loss (income) attributable to noncontrolling interest – Operating Partnership	2,122		(1,713)		(1,174)		3,296		(1,092)		(4,227)		(1,527)
Net loss attributable to noncontrolling interests – consolidated real estate entities	16,139		1,515		484		15,655		340		581		1,516
Net (loss) income attributable to Investors Real Estate Trust	(10,043)		21,206		11,600		(21,643)		11,003		39,797		16,666
Dividends to preferred shareholders	(5,757)		(5,757)		(2,878)		(2,879)		(2,878)		(2,879)		(2,878)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(15,800)		$15,449		$8,722		$(24,522)		$8,125		$36,918		$13,788

Per Share Data
(Loss) earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$(0.23)		$—		$—		$(0.23)		$0.06		$0.02		$(0.01)
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	0.10		0.12		0.07		0.03		0.01		0.28		0.12
Net (loss) income per common share – basic & diluted	$(0.13)		$0.12		$0.07		$(0.20)		$0.07		$0.30		$0.11

Percentage of Revenues
Real estate expenses	43.1%		41.9%		42.6%		43.6%		42.3%		42.0%		43.0%
Depreciation/amortization	27.7%		25.8%		26.7%		28.8%		27.9%		26.2%		26.8%
General and administrative expenses	5.3%		5.9%		5.3%		5.3%		6.1%		6.1%		6.3%
Interest	20.9%		18.1%		21.0%		20.9%		20.7%		18.9%		18.9%
Income from discontinued operations	14.1%		19.3%		20.5%		7.5%		3.0%		79.0%		36.4%
Net income	(28.2)%		23.4%		24.3%		(81.8)%		24.2%		89.7%		36.0%

Ratios
Adjusted EBITDA(1)/Interest expense	2.53	x	2.19	x	2.54	x	2.52	x	2.76	x	2.29	x	2.08	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.04	x	1.85	x	2.05	x	2.03	x	2.23	x	1.92	x	1.74	x

(1)	See Definitions on page 23. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FUNDS FROM OPERATIONS (unaudited)

(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2016	10/31/2015	10/31/2016	7/31/2016	4/30/2016	1/31/2016	10/31/2015
Funds From Operations(1)
Net (loss) income attributable to Investors Real Estate Trust	$(10,043)	$21,206	$11,600	$(21,643)	$11,003	$39,797	$16,666
Less dividends to preferred shareholders	(5,757)	(5,757)	(2,878)	(2,879)	(2,878)	(2,879)	(2,878)
Net (loss) income available to common shareholders	(15,800)	15,449	8,722	(24,522)	8,125	36,918	13,788
Adjustments:
Noncontrolling interests – Operating Partnership	(2,122)	1,713	1,174	(3,296)	1,092	4,227	1,527
Depreciation and amortization of real property	26,408	33,119	12,971	13,437	15,694	14,975	14,860
Impairment of real estate investments attributable to Investors Real Estate Trust	39,190	3,598	—	39,189	2,223	162	1,873
(Gain) loss on depreciable property sales	$(15,358)	$(23,733)	(6,400)	(8,958)	(7,910)	(1,778)	(23,909)
FFO applicable to common shares and Units	32,318	30,146	$16,467	$15,850	$19,224	$54,504	$8,139

FFO per share and unit - basic and diluted(2)	$0.24	$0.22	$0.12	$0.12	$0.14	$0.40	$0.06

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$32,318	$30,146	$16,467	$15,850	$19,224	$54,504	$8,139
Adjustments:
Tenant improvements at same-store(3) properties	(862)	(348)	(362)	(500)	(778)	(383)	(157)
Leasing costs at same-store properties(3)	(634)	(395)	(464)	(170)	(89)	(102)	(59)
Recurring capital expenditures(1)(3)	(2,224)	(3,330)	(1,140)	(1,141)	(825)	(1,406)	(1,713)
Straight-line rents	(535)	(66)	162	(697)	(238)	(554)	(309)
Non-real estate depreciation	157	180	69	88	93	80	80
Acquisition costs(4)	—	153	—	—	91	9	153
Default interest	—	3,116	—	—	—	1,566	1,567
(Gain) loss on extinguishment of debt	72	7,226	72	—	—	(36,456)	7,226
Gain on bargain purchase	—	—	—	—	(3,424)	—	—
Share-based compensation expense	865	605	603	262	864	787	539
AFFO applicable to common shares and Units	$29,157	$37,287	$15,407	$13,692	$14,918	$18,045	$15,466

AFFO per share and unit - basic and diluted	$0.21	$0.27	$0.11	$0.10	$0.11	$0.13	$0.11

Weighted average shares and units	137,411	138,686	137,418	137,402	136,438	135,741	138,565

(1)	See Definitions on page 23.
(2)

Excluding gain or loss on extinguishment of debt and default interest, FFO would have been $19.6 million and $0.14 per share and unit for the three months ended January 31, 2016, $16.9 million and $0.12 per share and unit for the three months ended October 31, 2015 and $40.5 million and $0.29 per share and unit for the six months ended October 31, 2015.

(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.
(4)	Three months ended July 31, 2015 was revised to include acquisition costs.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2016	10/31/2015	10/31/2016	7/31/2016	4/30/2016	1/31/2016	10/31/2015
Adjusted EBITDA(1)
Net (loss) income attributable to Investors Real Estate Trust	$(10,043)	$21,206	$11,600	$(21,643)	$11,003	$39,797	$16,666
Adjustments:
Noncontrolling interests – Operating Partnership	(2,122)	1,713	1,174	(3,296)	1,092	4,227	1,527
Income before noncontrolling interests – Operating Partnership	(12,165)	22,919	12,774	(24,939)	12,095	44,024	18,193
Add:
Interest expense	23,759	28,723	12,021	11,738	11,475	13,976	13,762
Loss (gain) loss on extinguishment of debt	72	7,226	72	—	—	(36,456)	7,226
Depreciation/amortization related to real estate investments	26,511	33,209	13,014	13,497	15,765	15,024	14,903
Amortization related to real estate revenues(2)	54	92	27	27	23	31	38
Impairment of real estate investments attributable to Investors Real Estate Trust	39,189	3,598	—	39,189	2,223	162	1,873
Less:
Interest income	(1,172)	(1,121)	(600)	(572)	(570)	(566)	(565)
Gain on sale of real estate and other investments	(15,358)	(24,505)	(6,400)	(8,958)	(7,911)	(1,777)	(24,680)
Adjusted EBITDA	$60,890	$70,141	30,908	29,982	33,100	34,418	30,750

(1)	See Definitions on page 23.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt(1)

Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2017 (remainder)	$6,931	$101,921	$108,852	3.32%	12.9%
2018	17,584	25,538	43,122	3.99%	5.1%
2019	25,416	64,785	90,201	3.77%	10.7%
2020	107,510	32,926	140,436	5.53%	16.6%
2021	123,500	—	123,500	5.04%	14.6%
2022	107,474	1,721	109,195	5.56%	12.9%
2023	40,213	—	40,213	4.25%	4.7%
2024	62,899	—	62,899	4.26%	7.5%
2025	19,118	—	19,118	4.04%	2.3%
2026	55,634	—	55,634	3.74%	6.6%
Thereafter	51,415	—	51,415	4.07%	6.1%
Total maturities	$617,694	$226,891	$844,585	4.52%	100.0%

(1)	Includes mortgages on properties held for sale.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2016	7/31/2016	4/30/2016	1/31/2016	10/31/2015
Balances Outstanding(1)
Mortgage
Fixed rate	$617,694	$635,251	$689,346	$682,312	$920,234
Variable rate	226,891	249,169	196,801	89,994	89,826
Mortgage total	$844,585	$884,420	$886,147	$772,306	$1,010,060

Weighted Average Interest Rates Secured	4.52%	4.54%	4.54%	4.83%	5.04%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2016

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)

Multifamily
Southgate Apartments-Minot, ND(2)	11/1/2016	$31,400	$—	$—	$—	$—	$31,400
Arcata Apartments-Golden Valley, MN	2/15/2017	23,072	—	—	—	—	23,072
Evergreen II – Isanti, MN	11/1/2017	—	1,997	—	—	—	1,997
Ponds – Sartell, MN	11/1/2017	—	3,696	—	—	—	3,696
Homestead Gardens II - Rapid City, SD	6/1/2018	—	—	3,205	—	—	3,205
River Ridge – Bismarck, ND	6/30/2018	—	—	13,000	—	—	13,000
Plaza - Minot, ND	8/1/2018	—	—	5,142	—	—	5,142
Greenfield - Omaha, NE	2/1/2019	—	—	3,478	—	—	3,478
Brooklyn Heights - Minot, ND(3)	4/1/2019	—	—	605	—	—	605
Colton Heights - Minot, ND(3)	4/1/2019	—	—	340	—	—	340
Pines - Minot, ND(3)	4/1/2019	—	—	97	—	—	97
Summit Park - Minot, ND(3)	4/1/2019	—	—	839	—	—	839
Terrace Heights - Minot, ND(3)	4/1/2019	—	—	140	—	—	140
Avalon Cove-Rochester, MN	4/5/2019	—	—	25,603	—	—	25,603
Crystal Bay-Rochester, MN	4/5/2019	—	—	7,908	—	—	7,908
French Creek-Rochester, MN	4/5/2019	—	—	3,064	—	—	3,064
Monticello Village - Monticello, MN	5/28/2019	—	—	—	2,877	—	2,877
Rimrock West - Billings, MT	9/1/2019	—	—	—	3,192	—	3,192
Rocky Meadows - Billings, MT	9/1/2019	—	—	—	4,949	—	4,949
Cimarron Hills - Omaha, NE	10/1/2019	—	—	—	4,606	—	4,606
Cottonwood - Bismarck, ND	10/1/2019	—	—	—	15,238	—	15,238
Forest Park - Grand Forks, ND	10/1/2019	—	—	—	7,350	—	7,350
Renaissance Heights I - Williston, ND	10/1/2019	—	—	—	23,715	—	23,715
Williston Garden - Williston, ND	10/30/2019	—	—	—	7,400	—	7,400
Williston Garden - Williston, ND	10/30/2019	—	—	—	270	—	270
Evergreen - Isanti, MN	11/1/2019	—	—	—	1,932	—	1,932
Pinehurst - Billings, MT	11/1/2019	—	—	—	142	—	142
Northridge - Bismarck, ND	12/1/2019	—	—	—	6,064	—	6,064
Castlerock - Billings, MT	1/1/2020	—	—	—	6,407	—	6,407
Thomasbrook - Lincoln, NE	1/1/2020	—	—	—	5,742	—	5,742
Westwood Park - Bismarck, ND	1/1/2020	—	—	—	1,898	—	1,898
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	—	3,175	—	3,175
Brookfield Village - Topeka, KS	3/1/2020	—	—	—	5,076	—	5,076
Crown Colony - Topeka, KS	4/1/2020	—	—	—	7,860	—	7,860
Mariposa - Topeka, KS	4/1/2020	—	—	—	2,844	—	2,844
Sherwood - Topeka, KS	4/1/2020	—	—	—	11,804	—	11,804
Summary of Debt due after Fiscal 2020		—	—	—	—	344,148	344,148
Sub-Total Multifamily		$54,472	$5,693	$63,421	$122,541	$344,148	$590,275

Healthcare
Billings 2300 Grant Road – Billings, MT	12/31/2016	846	—	—	—	—	846
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	851	—	—	—	—	851
Edgewood Vista – Fargo, ND(3)	2/25/2017	11,002	—	—	—	—	11,002
Edgewood Vista – Fremont, NE(3)	2/25/2017	516	—	—	—	—	516
Edgewood Vista – Hastings, NE(3)	2/25/2017	532	—	—	—	—	532
Edgewood Vista – Hermantown I, MN(3)	2/25/2017	14,257	—	—	—	—	14,257
Edgewood Vista – Kalispell, MT(3)	2/25/2017	533	—	—	—	—	533
Edgewood Vista – Missoula, MT(3)	2/25/2017	757	—	—	—	—	757

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2016

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)
Healthcare continued
Edgewood Vista – Omaha, NE(3)	2/25/2017	337	—	—	—	—	337
Edgewood Vista – Virginia, MN(3)	2/25/2017	12,127	—	—	—	—	12,127
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	7,389	—	—	—	—	7,389
Edgewood Vista – Billings, MT(3)	4/10/2017	1,690	—	—	—	—	1,690
Edgewood Vista – East Grand Forks, MN(3)	4/10/2017	2,575	—	—	—	—	2,575
Edgewood Vista – Sioux Falls, SD(3)	4/10/2017	968	—	—	—	—	968
St Michael Clinic – St. Michael, MN	4/1/2018	—	1,705	—	—	—	1,705
PrairieCare Medical - Brooklyn Park, MN	4/10/2018	—	14,718	—	—	—	14,718
Garden View Medical – St. Paul, MN	6/30/2018	—	—	6,890	—	—	6,890
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	—	—	8,320	—	—	8,320
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	—	—	4,746	—	—	4,746
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	—	1,245	—	1,245
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	—	721	—	721
Mariner Clinic - Superior, WI	8/1/2019	—	—	—	1,577	—	1,577
Pavilion I - Duluth, MN	8/1/2019	—	—	—	4,154	—	4,154
Pavilion II - Duluth, MN	8/1/2019	—	—	—	7,645	—	7,645
Wells Clinic - Hibbing, MN	8/1/2019	—	—	—	1,100	—	1,100
Summary of Debt due after Fiscal 2020		—	—	—	—	114,306	114,306
Sub-Total Healthcare		$54,380	$16,423	$19,956	$16,442	$114,306	$221,507

All Other
Roseville 3075 Long Lake Road - Roseville, MN	5/1/2017	—	10,820	—	—	—	10,820
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	—	10,186	—	—	—	10,186
Plaza 16 – Minot, ND	8/1/2018	—	—	6,824	—	—	6,824
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	—	1,453	—	1,453
Summary of Debt due after Fiscal 2020		—	—	—	—	3,520	3,520
Sub-Total All Other		$—	$21,006	$6,824	$1,453	$3,520	$32,803

Total		$108,852	$43,122	$90,201	$140,436	$461,974	$844,585

*       Mortgage debt does not include our multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017. As of October 31, 2016, we had borrowings of $47.5 million outstanding under this line. Construction loans and other debt totaled $82.7 million as of October 31, 2016.

(1)Totals are principal balances as of October 31, 2016.

(2)Loan was refinanced subsequent to October 31, 2016.

(3)Property is classified as held for sale at October 31, 2016

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2016	7/31/2016	4/30/2016	1/31/2016	10/31/2015
Equity Capitalization
Common shares outstanding	121,701	121,528	121,091	121,034	122,798
Operating partnership (OP) units outstanding	16,229	16,285	16,285	13,864	13,890
Total common shares and OP units outstanding	137,930	137,813	137,376	134,898	136,688
Market price per common share (closing price at end of period)	$6.07	$6.62	$6.02	$6.52	$8.12
Equity capitalization-common shares and OP units	$837,235	$912,322	$827,004	$879,535	$1,109,907
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$975,909	$1,050,996	$965,678	$1,018,209	$1,248,581

Debt Capitalization
Total debt	$982,486	$988,031	$993,323	$940,294	$1,007,825
Total capitalization	$1,958,395	$2,039,027	$1,959,001	$1,958,503	$2,256,406

Total debt to total capitalization	0.50:1	0.48:1	0.51:1	0.48:1	0.45:1

	Six Months Ended				Three Months Ended
	10/31/2016		10/31/2015		10/31/2016		7/31/2016		4/30/2016		1/31/2016		10/31/2015
Earnings to fixed charges(1)	(2)	x	1.06	x	1.19		(5)	x	1.85	x	1.32	x	1.02	x
Earnings to combined fixed charges and preferred distributions(1)	(2)	x	(3)	x	(4)		(5)	x	1.49	x	1.11		(6)
Debt service coverage ratio(1)	1.64	x	1.56	x	1.66	x	1.62	x	1.86	x	1.65	x	1.49	x

Distribution Data
Common shares and units outstanding at record date	137,934		139,540		137,934		137,376		134,897		135,408		139,540
Total common distribution paid	$35,790		$36,151		$17,931		$17,859		$17,536		$17,603		$18,136
Common distribution per share and unit	$0.26		$0.26		$0.13		$0.13		$0.13		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	108.3%		118.2%		108.3%		108.3%		92.9%		32.5%		216.7%
Payout ratio (AFFO per share and unit basis)(1)	123.8%		96.3%		118.2%		130.0%		118.2%		100%		118.2%

(1)	See Definitions on page 23.
(2)

Earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $26.5 million and $32.2 million, respectively. Excluding non-cash asset impairment and gain on sale charges of $45.1 million in the six months ended October 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.77x and 1.43x, respectively, for the six months ended October 31, 2016.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $3.7 million. Excluding non-cash asset impairment and gain on sale charges of $3.3 million in the six months ended October 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been .99x for the six months ended October 31, 2015.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $590,000. Excluding non-cash gain on sale charges of $103,000 in the three months ended October 31, 2016, the ratio of earnings to combined fixed charges and preferred distributions would have been .95x for the three months ended October 31, 2016.

(5)

Earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $28.7 million and $31.6 million, respectively. Excluding non-cash asset impairment and gain on sale charges of $45.2 million in the three months ended July 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 2.38x and 1.92x, respectively, for the three months ended July 31, 2016.

(6)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $2.6 million. Excluding non-cash asset impairment and loss on sale charges of $1.9 million in the three months ended October 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been .96x for the three months ended October 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended October 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$27,613	$10,205	$2,260	$—	$40,078
Non-same-store	8,637	1,456	438	—	10,531
Total	36,250	11,661	2,698	—	50,609

Real estate expenses(1)
Same-store	12,033	3,730	635	872	17,270
Non-same-store	3,533	421	95	254	4,303
Total	15,566	4,151	730	1,126	21,573

Net operating income (NOI)
Same-store	15,580	6,475	1,625	(872)	22,808
Non-same-store	5,104	1,035	343	(254)	6,228
Net operating income (loss)	$20,684	$7,510	$1,968	$(1,126)	$29,036

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,677)	$(2,874)	$(912)	$(68)	$(13,531)
General and administrative expenses	—	—	—	(2,702)	(2,702)
Acquisition and investment related costs	—	—	—	(4)	(4)
Other expenses	—	—	—	(816)	(816)
Interest expense	(7,863)	(2,002)	(425)	(336)	(10,626)
Interest and other income	—	—	—	637	637
Income before gain (loss) on sale of real estate and other investments, gain on bargain purchase and income from discontinued operations	3,144	2,634	631	(4,415)	1,994
Gain (loss) on sale of real estate and other investments	—	(102)	—	(1)	(103)
Income (loss) from continuing operations	3,144	2,532	631	(4,416)	1,891
Income from discontinued operations	—	10,399	—	—	10,399
Net income (loss)	3,144	12,931	631	(4,416)	12,290
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,174)	(1,174)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	484	484
Net income (loss) attributable to Investors Real Estate Trust	3,144	12,931	631	(5,106)	11,600
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,144	$12,931	$631	$(7,984)	$8,722

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended October 31, 2015
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$28,099	$10,280	$2,330	$—	$40,709
Non-same-store	4,077	1,071	489	—	5,637
Total	32,176	11,351	2,819	—	46,346

Real estate expenses(1)
Same-store	12,148	3,432	598	1,237	17,415
Non-same-store	2,043	402	22	69	2,536
Total	14,191	3,834	620	1,306	19,951

Net operating income (NOI)
Same-store	15,951	6,848	1,732	(1,237)	23,294
Non-same-store	2,034	669	467	(69)	3,101
Net operating income (loss)	$17,985	$7,517	$2,199	$(1,306)	$26,395

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(8,568)	$(2,864)	$(908)	$(65)	$(12,405)
Impairment of real estate investments	(1,873)	—	—	—	(1,873)
General and administrative expenses	—	—	—	(2,933)	(2,933)
Acquisition and investment related costs	—	—	—	(391)	(391)
Other expenses	—	—	—	(813)	(813)
Interest expense	(6,594)	(2,150)	(396)	399	(8,741)
Loss on debt extinguishment	(93)	—	(13)	—	(106)
Interest and other income	—	—	—	665	665
Income (loss) from continuing operations	857	2,503	882	(4,444)	(202)
Income (loss) from discontinued operations	—	358	16,521	—	16,879
Net income (loss)	857	2,861	17,403	(4,444)	16,677
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,527)	(1,527)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	1,516	1,516
Net income (loss) attributable to Investors Real Estate Trust	857	2,861	17,403	(4,455)	16,666
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$857	$2,861	$17,403	$(7,333)	$13,788

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Six Months Ended October 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$54,999	$20,322	$4,571	$—	$79,892
Non-same-store	16,291	2,880	1,157	—	20,328
Total	71,290	23,202	5,728	—	100,220

Real estate expenses
Same-store	23,813	7,502	1,230	2,489	35,034
Non-same-store	6,632	841	226	474	8,173
Total	30,445	8,343	1,456	2,963	43,207

Net operating income (NOI)
Same-store	31,186	12,820	3,341	(2,489)	44,858
Non-same-store	9,659	2,039	931	(474)	12,155
Net operating income	$40,845	$14,859	$4,272	$(2,963)	$57,013

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(20,121)	$(5,702)	$(1,834)	$(141)	$(27,798)
Impairment of real estate investments	(51,401)	—	—	(2,752)	(54,153)
General and administrative expenses	—	—	—	(5,308)	(5,308)
Acquisition and investment related costs	—	—	—	(47)	(47)
Other expenses	—	—	—	(1,668)	(1,668)
Interest expense	(15,505)	(4,021)	(801)	(663)	(20,990)
Interest and other income	—	—	—	1,682	1,682
Income (loss) before gain (loss) on sale of real estate, gain on bargain purchase and other investments and (loss) income from discontinued operations	(46,182)	5,136	1,637	(11,860)	(51,269)
Gain (loss) on sale of real estate and other investments	—	(102)	8,982	(25)	8,855
Income (loss) from continuing operations	(46,182)	5,034	10,619	(11,885)	(42,414)
(Loss) income from discontinued operations	—	14,110		—	14,110
Net income (loss)	(46,182)	19,144	10,619	(11,885)	(28,304)
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	2,122	2,122
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	16,139	16,139
Net income (loss) attributable to Investors Real Estate Trust	(46,182)	19,144	10,619	6,376	(10,043)
Dividends to preferred shareholders	—	—	—	(5,757)	(5,757)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(46,182)	$19,144	$10,619	$619	$(15,800)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Six Months Ended October 31, 2015
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$56,269	$20,448	$4,658	$—	$81,375
Non-same-store	7,340	1,682	994	—	10,016
Total	63,609	22,130	5,652	—	91,391

Real estate expenses
Same-store	24,002	6,670	1,093	1,976	33,741
Non-same-store	3,629	646	135	104	4,514
Total	27,631	7,316	1,228	2,080	38,255

Net operating income (NOI)
Same-store	32,267	13,778	3,565	(1,976)	47,634
Non-same-store	3,711	1,036	859	(104)	5,502
Net operating income	$35,978	$14,814	$4,424	$(2,080)	$53,136

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(16,161)	$(5,483)	$(1,828)	$(150)	$(23,622)
Impairment of real estate investments	(1,873)	—	—	(1,285)	(3,158)
General and administrative expenses	—	—	—	(5,387)	(5,387)
Acquisition and investment related costs	—	—	—	(398)	(398)
Other expenses	—	—	—	(1,230)	(1,230)
Interest expense	(12,517)	(4,277)	(791)	1,030	(16,555)
Loss on debt extinguishment	(93)	—	—	(13)	(106)
Interest and other income	—	—	—	1,272	1,272
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	5,334	5,054	1,805	(8,241)	3,952
Gain (loss) on sale of real estate and other investments	—	—	(175)	—	(175)
Income (loss) from continuing operations	5,334	5,054	1,630	(8,241)	3,777
(Loss) income from discontinued operations	—	1,784	15,843	—	17,627
Net income (loss)	5,334	6,838	17,473	(8,241)	21,404
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,713)	(1,713)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	1,515	1,515
Net income (loss) attributable to Investors Real Estate Trust	5,334	6,838	17,473	(8,439)	21,206
Dividends to preferred shareholders	—	—	—	(5,757)	(5,757)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,334	$6,838	$17,473	$(14,196)	$15,449

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	10/31/16	07/31/16	04/30/16	01/31/16	10/31/15
Number of Units
Same-Store	10,513	10,840	9,853	9,877	9,877
Non-Same-Store	2,589	2,196	3,121	2,915	2,783
All Properties	13,102	13,036	12,974	12,792	12,660

Average Investment Per Unit
Same-Store	$77,814	$77,371	$72,986	$72,696	$72,308
Non-Same-Store	164,515	196,164	161,851	142,111	134,136
All Properties	$94,946	$97,382	$94,092	$88,228	$84,701

Average Scheduled Rent(2) per Unit
Same-Store	$902	$888	$871	$877	$885
Non-Same-Store	1,336	1,458	1,244	1,229	1,218
All Properties	$988	$984	$960	$956	$952

Average Rental Rate per Unit(3)
Same-Store	$950	$928	$912	$916	$927
Non-Same-Store	1,376	1,462	1,276	1,255	1,240
All Properties	$1,035	$1,020	$1,000	$993	$992

Occupancy
Same-Store	92.9%	93.0%	94.8%	94.9%	95.4%
Non-Same-Store	84.4%	77.5%	78.4%	78.1%	79.5%
All Properties	91.2%	90.4%	90.8%	91.1%	91.9%

Operating Expenses as a % of Scheduled Rent
Same-Store	44.9%	47.0%	44.4%	45.9%	47.1%
Non-Same-Store	36.4%	31.2%	36.6%	34.0%	39.9%
All Properties	42.7%	43.0%	42.0%	42.4%	45.2%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Unit	$108	$105	$84	$142	$173

Total Non-Recurring Capital Expenditures per Unit - Same-Store	$188	$200	$85	$77	$291

Value-Add Expenditures per Unit(4)	$13,998	$8,102	$7,632	n/a	n/a

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 23.
(3)	Average rental rate is defined as total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

During the three months ended October 31, 2016, thirteen multifamily properties were classified as held for sale and moved to non-same-store. Excluding these properties, the average investment per unit, average scheduled rent per unit and average rental rate per unit for non-same-store properties would have been $180,466, $1,437 and $1,475, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

During fiscal year 2017, we have executed new and renewal healthcare leases for our same-store properties on 21,843 square feet for the three months ended October 31, 2016 and 54,067 square feet for the six months ended October 31, 2016. Due to our leasing efforts, occupancy in our same-store healthcare portfolio has remained strong at 92.8% as of October 31, 2016.

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended October  31, 2016 and 2015

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	4,891	2,831	16,952	60,121	21,843	62,952	92.8%	95.8%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Six Months Ended October 31, 2016 and 2015

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	17,031	4,455	37,036	106,543	54,067	110,998	92.8%	95.8%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended October  31, 2016 and 2015

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	4,891	2,831	2.0	2.5	$22.66	$19.52	$—	$24.15	$—	$2.01

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Six Months Ended October 31, 2016 and 2015

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	17,031	4,455	8.5	7.2	$20.98	$21.02	$39.31	$28.11	$6.24	$4.92

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended October  31, 2016 and 2015

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	16,952	60,121	69.9%	86.3%	2.4	3.7	5.9%	(2.1)%	$—	$7.05	$0.54	$0.95

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Six Months Ended October 31, 2016 and 2015

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	37,036	106,543	94.5%	86.4%	3.0	5.4	5.2%	6.0%	$2.23	$10.62	$1.61	$3.28

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of October  31, 2016.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2017(1)	28	92,158	6.9%	$1,769,381	$19.20	6.1%
2018	18	101,971	7.7%	2,071,054	20.31	7.2%
2019	16	183,880	13.8%	3,795,918	20.64	13.2%
2020	15	83,762	6.3%	1,733,420	20.69	6.0%
2021	20	95,575	7.2%	2,029,038	21.23	7.0%
2022	14	71,610	5.4%	1,314,549	18.36	4.5%
2023	11	52,511	3.9%	988,425	18.82	3.4%
2024	26	165,687	12.4%	3,883,048	23.44	13.5%
2025	5	76,691	5.7%	1,663,237	21.69	5.8%
2026	9	103,178	7.7%	1,780,197	17.25	6.2%
Thereafter	20	307,142	23.0%	7,827,010	25.48	27.1%
Totals	182	1,334,165	100.0%	$28,855,277	$21.63	100.0%

(1)	Includes month-to-month leases. As of October 31, 2016, month-to-month leases accounted for 50,078 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized Base Rent is monthly scheduled rent as of October 1, 2016, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of October  31, 2016

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Affiliates of Edgewood Vista	25	43	30.1%	1,331,903	34.0%
Fairview Health Services	8	37	8.7%	245,134	6.3%
St. Luke’s Hospital of Duluth, Inc.	5	112	6.1%	186,331	4.8%
PrairieCare Medical LLC	1	144	5.2%	100,292	2.6%
HealthEast Care System	1	28	3.9%	114,316	2.9%
Quality Manufacturing Corp	1	75	2.3%	427,798	10.9%
Allina Health	4	45	1.9%	53,132	1.4%
Children’s Hospitals & Clinics	3	37	1.8%	51,088	1.3%
Noran Neurological Clinic	1	82	1.7%	38,506	1.0%
Amerada Hess	1	117	1.6%	50,610	1.3%
Total/Weighted Average	50	50	63.3%	2,599,110	66.5%

(1)See Definitions on page 23.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FISCAL 2017 ACQUISITIONS AND DEVELOPMENT SUMMARY

as of October  31, 2016

(dollars in thousands)

Development Placed in Service

					Occupancy at	Occupancy	Development
			Date Placed in		Date Placed in	as of	Cost as of
Property	Location	Segment	Service	Number of Units	Service	October 31, 2016	October 31, 2016
71 France(1)	Edina, MN	Multifamily	5/1/16	241	45.1%	89.2%	$72,276

(1)	We are currently an approximately 52.6% partner in the joint venture entity constructing this project. The anticipated total cost amount given is the total cost to the joint venture entity.

Development in Progress

							(in fiscal years)
				Percentage	(in thousands)		Anticipated
			Number	Leased or	Anticipated	Costs as of	Construction
Project Name and Location	Location	Planned Segment	of Units	Committed	Total Cost	October 31, 2016	Completion
Monticello Crossings	Monticello, MN	Multifamily	202 units	65.9%	31,784	28,068	4Q 2017
Other		n/a	n/a	n/a	n/a	3,283	n/a
					$31,784	$31,351

Definitions

October  31, 2016

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that do not produce cash available for distribution to shareholders or are otherwise not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.